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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

                         Date of Report: August 7, 1998

                Date of Earliest Event Reported: March 17, 1998

                       INVESTMENT TECHNOLOGY GROUP, INC.

          Delaware                    0-23644               13-3757717
         (State of               (Commission File         (IRS Employer
       Incorporation)                 Number)             Identification
                                                              Number)

                               380 Madison Avenue
                            New York, New York 10017
               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (212) 588-4000

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ITEM 5.       OTHER EVENTS

              On March 17, 1998, Jefferies Group, Inc. ("Group") and Investment Technology Group, Inc. ("ITGI") jointly announced plans to separate Group's 100% owned subsidiary, Jefferies & Company, Inc., and Group's 82.3% owned subsidiary, ITGI, through a proposed spin-off and related transactions. Attached and incorporated by reference is information regarding the proposed transactions filed in a Form 8-K on March 17, 1998 updated to include selected financial information for the quarter ended June 26, 1998. This information is available on the website of Group and ITGI (Exhibit 99.1).

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              Exhibit Index.

EXHIBIT NO.   EXHIBIT DESCRIPTION

99.1          Unaudited financial information concerning Group and ITGI.



                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  August 7, 1998                   INVESTMENT TECHNOLOGY GROUP, INC.


                                         By:    /s/  JOHN R. MACDONALD
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                                                     John R. MacDonald
                                                 Senior Vice President and
                                                  Chief Financial Officer